UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒           Definitive Proxy Statement

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☐           Soliciting Material Pursuant to §240.14a-12

CAPLEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

Annual Meeting of Stockholders

April 28, 2009

To our Stockholders:

On behalf of our board of directors, I cordially invite you to attend our 2009 Annual Meeting of Stockholders.  This meeting will be held at the company’s corporate office at 1065 Avenue of the Americas, 19th Floor, New York, New York, on Tuesday, June 16, 2009 at 10:00 a.m., local time.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting and Proxy Statement.  Also enclosed with this Proxy Statement are your proxy card, instructions for voting and the 2008 Annual Report to Stockholders.  You are being asked to elect directors, approve amendments to our 2004 stock incentive plan, ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournment or postponement thereof.

Your vote is very important.  Please take a moment now to cast your vote whether or not you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope.  You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Best regards,

Paul H. McDowell
Chairman of the Board and Chief Executive Officer

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 16, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Meeting”) of CapLease, Inc., a Maryland corporation (the “Company”), will be held at the Company’s corporate office at 1065 Avenue of the Americas, 19th Floor, New York, New York, on Tuesday, June 16, 2009 at 10:00 a.m., local time.  The matters to be considered by stockholders at the Meeting, which are described in detail in the accompanying Proxy Statement, are:

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2010 and until their successors are elected;
2.
To approve amendments to the Company’s 2004 Stock Incentive Plan, as amended and restated (the “stock plan”), the primary purpose of which is to increase by 2,800,000 shares the maximum aggregate number of shares of common stock issuable under the stock plan, from 2,323,000 to 5,123,000 shares;

3.	To ratify the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm for the year ending December 31, 2009; and
4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors (the “Board”) has fixed the close of business on April 2, 2009, as the record date for the Meeting.  Only stockholders of record of our common stock as of that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

The accompanying proxy is being solicited by the Board.  The Board recommends a vote “FOR” Items 1, 2 and 3.  This notice and Proxy Statement are first being mailed to stockholders on or about April 28, 2009.

Please complete and promptly return the enclosed proxy card in the envelope provided whether or not you plan to attend the Meeting.  Doing so will not prevent you from voting in person at the Meeting if you choose to do so.  It will, however, help to assure that a quorum is present for the Meeting.

By Order of the Board,

Paul C. Hughes
Corporate Secretary

New York, New York
April 28, 2009

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be Held on June 16, 2009

The Company’s Proxy Statement and 2008 Annual Report to Stockholders are available at http://www.caplease.com/proxy.

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CapLease, Inc. (the “Board”), a Maryland corporation (“we,” “us” or the “Company”), for use at the Company’s 2009 Annual Meeting of Stockholders (the “Meeting”).  The Meeting will be held at the Company’s corporate office at 1065 Avenue of the Americas, 19th Floor, New York, New York, on Tuesday, June 16, 2009 at 10:00 a.m., local time, and any adjournment or postponement thereof.  This Proxy Statement, the foregoing notice and the enclosed proxy card are first being mailed to stockholders of the Company on or about April 28, 2009.  Only stockholders of record of our common stock at the close of business on April 2, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

The questions and answers set forth below provide general information regarding this Proxy Statement and the Meeting.

What will stockholders be voting on at the Meeting?

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2010 and until their successors are elected;

2.
To approve amendments to the Company’s 2004 Stock Incentive Plan, as amended and restated (the “stock plan”), the primary purpose of which is to increase by 2,800,000 shares the maximum aggregate number of shares of common stock issuable under the stock plan, from 2,323,000 to 5,123,000 shares;

3.	To ratify the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 2, 2009, may vote at the Meeting.  Each share of common stock has one vote.  There were 47,923,595 shares of common stock outstanding on the Record Date.

Holders of our Series A cumulative redeemable preferred stock are not entitled to vote at the Meeting.

What percentage of our common stock do the directors and executive officers own?

Our directors and executive officers owned approximately 4.1% of our common stock, as of the Record Date.  (See the discussion under the heading “Ownership of Our Common Stock” for more details.)

How do I vote?

You must be present, or represented by proxy, at the Meeting in order to vote your shares.  Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy.  Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all of our common stockholders to enable them to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Paul H. McDowell, our chairman of the board and chief executive officer, and Paul C. Hughes, our vice president, general counsel and corporate secretary, as your proxy.  They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so.  However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournment or postponement thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018, that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy.  All signed proxies that have not been revoked will be voted at the Meeting.  If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Meeting, present in person or represented by proxy.  If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting.  If a quorum is not present at the Meeting, the chairman of the meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee.  Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.  In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee.  If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the amendments to stock plan, and what vote is needed to approve the amendments to the plan?

When voting on the proposed amendments to the stock plan, you may:

•	vote in favor of the amendments;

•	vote against the amendments; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the amendments of the stock plan, provided that the total votes cast represents a majority of the votes entitled to be cast on the proposal.  Votes in favor, against and abstention are considered cast for this purpose.  Therefore, as described elsewhere in this proxy statement, if you do not provide your proxy or vote at the meeting, your shares will not be voted on this proposal.

The Board recommends that the stockholders vote “FOR” the proposed amendments.

What are my voting choices when voting on the ratification of the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm?

When voting on the ratification of the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of McGladrey & Pullen LLP.  Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of McGladrey & Pullen LLP.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the amendments to the stock plan, “FOR” the ratification of McGladrey & Pullen LLP and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and your shares of common stock are registered directly in your name with our transfer agent (American Stock Transfer & Trust Company), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Meeting and your shares of common stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposal to ratify McGladrey & Pullen LLP, but may not vote your shares on the proposal to amend the stock plan.  The election of directors and the ratification of our independent registered public accounting firm are “routine matters” under the rules of the New York Stock Exchange on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.  The proposal to amend our stock plan is a “non-routine” matter on which nominees are not permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting.  The solicitation process is being conducted primarily by mail.  However, proxies may also be solicited in person, by telephone or facsimile.  We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes.  At the end of the Meeting, our representatives will answer questions from stockholders.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth certain information regarding the ownership of common stock as of April 2, 2009, by (i) each of our directors, (ii) each of our executive officers and (iii) all of our directors and executive officers as a group.  Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

	Beneficial Ownership

Name	Shares(1)		Percentage
Paul H. McDowell	437,810		*
William R. Pollert	432,265	(2)	*
Shawn P. Seale	459,656	(3)	*
Robert C. Blanz	363,282		*
Paul C. Hughes	127,216		*
Michael E. Gagliardi	40,350	(4)	*
Stanley Kreitman	27,850		*
Jeffrey F. Rogatz	31,850		*
Howard A. Silver	43,300		*
Directors and executive officers as a group (9 persons)	1,963,579		4.1%

*	Represents less than 1% of the outstanding common stock.

(1)
Includes shares of common stock subject to restricted stock awards for which the person has the right to vote as follows:  Mr. McDowell, 199,713; Mr. Pollert, 133,289; Mr. Seale, 189,356; Mr. Blanz, 177,767; Mr. Hughes, 88,798; Mr. Gagliardi, 18,601; Mr. Kreitman, 18,601; Mr. Rogatz, 18,601; Mr. Silver, 22,851; and all directors and executive officers as a group, 867,577.

(2)	Includes 5,000 shares owned by his spouse. Mr. Pollert disclaims beneficial ownership of these shares.

(3)	Includes 10,594 shares owned by his spouse and 30,000 shares owned by his mother-in-law and father-in-law. Mr. Seale disclaims beneficial ownership of these shares.

(4)	Includes 2,500 shares owned by his spouse, 500 shares owned by his son and 500 shares owned by his daughter. Mr. Gagliardi disclaims beneficial ownership of these shares.

The following table sets forth information regarding persons or groups known to us to be beneficial owners of more than 5% of our common stock.
Name	Shares	Percentage as of April 2, 2009
Inland American Real Estate Trust, Inc., et. al.(1)	4,639,365	9.7%

Hotchkis and Wiley Capital Management, LLC(2)	3,461,500	7.2%

The Vanguard Group, Inc.(3)	3,305,148	6.9%

Snyder Capital Management, L.P.(4)	3,229,429	6.7%

First Manhattan Co.(5)	3,110,925	6.5%

High Rise Capital Advisors, L.L.C., et. al.(6)	2,952,638	6.2%

RS Investment Management Co. LLC, et. al.(7)	2,952,524	6.2%

(1)
According to a Schedule 13D/A filed with the Securities and Exchange Commission jointly by Inland American Real Estate Trust, Inc., Inland Western Retail Real Estate Trust, Inc., Inland Investment Advisors, Inc., Inland Real Estate Investment Corporation, The Inland Group, Inc., Eagle Financial Corp., The Inland Real Estate Transactions Group, Inc., Inland Mortgage Investment Corp., Minton Builders (Florida), Inc., Daniel L. Goodwin and Robert H. Baum (the “Inland Filers”) on September 18, 2008.  The address for the Inland Filers is 2901 Butterfield Road, Oak Brook, IL 60523.

(2)
According to a Schedule 13G/A filed with the Securities and Exchange Commission by Hotchkis and Wiley Capital Management, LLC on February 13, 2009.  The address for Hotchkis and Wiley Capital Management, LLC is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017.

(3)
According to a Schedule 13G/A filed with the Securities and Exchange Commission by The Vanguard Group, Inc. on February 13, 2009.  The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
According to a Schedule 13G/A filed with the Securities and Exchange Commission by Snyder Capital Management, L.P. and Snyder Capital Management, Inc. (the “Snyder Capital Filers”) on February 13, 2009.  The address for the Snyder Capital Filers is One Market Plaza, Steuart Tower, Suite 1200, San Francisco, CA 94105.

(5)
According to a Schedule 13G/A filed with the Securities and Exchange Commission by First Manhattan Co. on February 10, 2009.  The address for First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(6)
According to a Schedule 13G/A filed with the Securities and Exchange Commission by Cedar Bridge Realty Fund, L.P., Cedar Bridge Institutional Fund, L.P., High Rise Capital Advisors, L.L.C., Bridge Realty Advisors, LLC, David O’Connor and Charles Fitzgerald (the “High Rise Filers”) on February 13, 2009.  The address for the High Rise Filers is 535 Madison Avenue, New York, NY 10022.

(7)
According to a Schedule 13G/A filed with the Securities and Exchange Commission jointly by the Guardian Life Insurance Company of America, Guardian Investor Services LLC, and RS Investment Management Co. LLC on February 10, 2009.  The address for RS Investment Management Co. LLC is 388 Market Street, Suite 1700, San Francisco, CA 94111.

BOARD OF DIRECTORS

Board of Directors

The primary responsibility of the Board is to foster the long-term success of the Company, consistent with its fiduciary duty to the stockholders.  The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company.  In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances.  The directors are regularly kept informed about our business at meetings of the Board and its committees and through supplemental reports and communications.  The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held eight meetings in 2008.  Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting.  During 2008, each nominee for director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which he served.  All nominees for director attended our Annual Meeting of Stockholders in 2008.

The Board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics which can be found at the investor relations section of the Company’s website at www.caplease.com.  Copies are also available in print to any stockholder upon written request to CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018, Attention:  Corporate Secretary.  The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings the Company makes with the Securities and Exchange Commission.

Chairman of the Board and Lead Independent Director

Paul H. McDowell serves as the Chairman of the Board and Chief Executive Officer.  In view of the Board’s decision to combine the offices of Chairman and Chief Executive Officer, the Board has also established the position of Lead Independent Director and elected one of the independent directors, Howard A. Silver, to that position.  As Lead Independent Director, Mr. Silver’s duties include:

•	Presiding over executive sessions of the non-management directors;

•	Calling meetings of the non-management directors as he deems necessary;

•	Serving as liaison between the chief executive officer and the non-management directors;

•	Advising the chief executive officer of the Board’s informational needs;

•	Being available for communication by stockholders; and

•	Leading the Board in anticipating and responding to crises.

The Lead Independent Director is invited to attend all meetings of Committees of the Board of which he is not a member.

During 2008, our non-management directors met in executive session six times.

During the meetings of the non-management directors, the Lead Independent Director has the power to lead the meeting and set the agenda, but all non-management directors are encouraged to and do suggest topics for discussion.

Communications with the Board

Our Board and Audit Committee have adopted a whistleblower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including to report complaints relating to accounting, internal accounting controls, or auditing matters.  Interested persons may call our 24 hour toll-free whistleblower hotline at (866) 851-8180, to report a concern.  Our Board or the non-management directors specifically may also be contacted regarding any other concerns through our whistleblower hotline.  All communications to our whistleblower hotline will be reported directly to Mr. Silver, our Audit Committee Chairman and Lead Independent Director.

Committees of the Board

The Board has established various Committees of the Board to assist it with the performance of its responsibilities.  These Committees and their members are listed below.  The Board designates the members of these Committees and the Committee Chairs annually at its organizational meeting following the Annual Meeting of Stockholders, based on the recommendation of the Nominating and Corporate Governance Committee.  The Board has adopted written charters for each of these Committees, which can be found at the investor relations section of the Company’s website at www.caplease.com.  Copies are also available in print to any stockholder upon written request to CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018, Attention:  Corporate Secretary.  The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

Audit Committee.  Our Board has established an Audit Committee, which is composed of three independent directors, Messrs. Silver (Chairman), Kreitman and Rogatz.  The Committee’s primary duties are to:

•
review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review;

•	review our financial reporting processes and internal control over financial reporting;

•
oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, who reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

The Audit Committee met eight times in 2008.

Audit Committee Matters.

Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members is independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, as incorporated into the listing standards of the New York Stock Exchange.

The Board has determined that Messrs. Silver and Rogatz are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.  The Board has further determined that each of the members of the Audit Committee is financially literate and that, as required by the New York Stock Exchange listing standards, at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Our Board does not have a policy setting rigid limits on the number of audit committees on which a member of our Audit Committee may serve.  Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on our Audit Committee.  One member of our Audit Committee, namely Mr. Kreitman, serves on more than three public company audit committees.  Our Board has determined that such simultaneous service does not impair the ability of Mr. Kreitman to effectively serve on our Audit Committee.

Audit Committee Pre-Approval Policies.

The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm.  The Audit Committee has delegated to its Chairman the authority to grant any pre-approvals in between scheduled meetings.  Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

Compensation Committee.  Our Board has established a Compensation Committee, which is composed of three independent directors as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines, Messrs. Gagliardi (Chairman), Kreitman and Rogatz.  In addition, the Committee members are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code).  The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation.  It also provides recommendations to the full Board of Directors with respect to non-employee director compensation.

As part of its annual executive officer compensation determination, the Compensation Committee may or may not engage a compensation consultant to provide advisory services.  If the Committee engages a consultant, the consultant may also be engaged to assist with the Committee’s non-employee director compensation review.  The Committee did not engage a compensation consultant in connection with its executive officer compensation determinations for fiscal year ended December 31, 2008, although it did so for each of the prior two fiscal years (in each case, FPL Associates L.P.).  In each case, the consultant was engaged directly by the Compensation Committee.  The consultant was engaged to provide an analysis of the Company’s executive officer pay levels against our peers, and to offer recommendations for executive officer compensation.  In making its executive officer compensation determination, the Compensation Committee also reviews recommendations from our chairman of the board and chief executive officer.

The Compensation Committee met five times in 2008.

Nominating and Corporate Governance Committee.  Our Board has also established a Nominating and Corporate Governance Committee, which is composed of three independent directors as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines, Messrs. Rogatz (Chairman), Gagliardi and Silver.  The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee met four times in 2008.

Investment Oversight Committee.  Our Board has established an Investment Oversight Committee, which is composed of Messrs. McDowell (Chairman), Rogatz and Silver.  The primary function of the Investment Oversight Committee is to approve all portfolio investments we make in excess of $50 million.

The Investment Oversight Committee did not meet in 2008.

We recommend that stockholders review the charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, available at our website at www.caplease.com for a full description of the respective Committee’s responsibilities.  Charters are also available in print, as noted above.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our chief executive officer, chief financial officer, chief accounting officer and controller.  We have always conducted our business in accordance with the highest standards of conduct.  Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us.  Equally important are equitable conduct and fairness in our business operations and in our dealings with others.  Our Code of Business Conduct and Ethics reflects the foregoing principles.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our chief executive officer, chief financial officer, chief accounting officer or controller by posting such information on our website at www.caplease.com.

Corporate Governance Guidelines

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

The Nominating and Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering and, as necessary, making recommendations on governance issues that should be addressed by the Board.

Corporate Profile

The following are selected elements of our corporate profile:

•	our Board has opted out of the business combination provisions of the Maryland General Corporation Law, or MGCL;

•	our amended and restated bylaws contain a provision exempting from the control share acquisition statute of the MGCL any and all acquisitions by any person of shares of stock in our Company; and

•	holders of our common stock may act by unanimous written consent.

If our Board were to adopt a resolution opting into the business combination statute or amend our bylaws to remove the exemption from the control share acquisition statute, these provisions of the MGCL may discourage others from trying to acquire control of our Company and may increase the difficulty of consummating any such offer.

For a complete description of our corporate profile, we refer you to the MGCL, our charter and our amended and restated bylaws.  We have filed our charter and amended and restated bylaws as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our charter, each member of our Board is elected annually.

All of the nominees for director are directors presently.  Our Nominating and Corporate Governance Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2008.  We did not utilize any third-party search firms to assist in identifying potential director candidates during 2008.  The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has affirmatively determined that each of the following nominees for director is independent within the general independence listing standards prescribed by the New York Stock Exchange and our Corporate Governance Guidelines:  Messrs. Gagliardi, Kreitman, Rogatz and Silver.  The Board has adopted, as part of our Corporate Governance Guidelines, categorical standards of director independence that are attached hereto as Annex A to assist in making these independence determinations.  Each of the above-named nominees qualifies as independent under these standards.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole.  This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs.  Nominees for directorships are selected by the Nominating and Corporate Governance Committee and recommended to the Board in accordance with the policies and principles in its charter.  The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.  Stockholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating and Corporate Governance Committee.  Our amended and restated bylaws set forth the procedures a stockholder must follow to nominate directors.  These procedures are summarized in this Proxy Statement under the caption “Stockholder Proposals for 2010 Annual Meeting of Stockholders.”

Our Board is currently comprised of six (6) members and, therefore, the Board has nominated six (6) director candidates for re-election at the Annual Meeting.  The Board plans to continue to review potential non-employee director candidates as part of its process of determining whether to fill the vacancy created by the retirement of Mr. Lewis Ranieri in December 2007.  In the event the Board identifies a qualified candidate and determines to fill the vacancy, it will appoint such candidate to serve as a member of the Board until the next annual meeting of stockholders.

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Title
Paul H. McDowell(1)	Chairman of the Board and Chief Executive Officer
William R. Pollert	President and Director
Michael E. Gagliardi(2)(3)	Director
Stanley Kreitman(2)(4)	Director
Jeffrey F. Rogatz(1)(2)(3)(4)(5)	Director
Howard A. Silver(1)(3)(4)(5)	Lead Independent Director

(1)	Member of Investment Oversight Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee
(4)	Member of Audit Committee
(5)	Audit Committee Financial Expert

Each of these directors, if reelected, will serve as director until the Annual Meeting of Stockholders held in 2010 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

The Board has adopted a general policy that a director may not stand for re-election if he has attained the age of 75 unless the Board has voted, on an annual basis, to waive the mandatory retirement age.  Our Board has voted to waive the retirement policy with respect to Mr. Kreitman at least until the 2010 Annual Meeting of Stockholders.

All nominees have consented to be named, and have agreed to serve if elected.  Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.  Ages listed below are as of December 31, 2008.

NAME	BUSINESS EXPERIENCE
Paul H. McDowell Age 48
Mr. McDowell is a founder of our company. He has been continuously employed by us or our predecessor companies since 1994, including as chief executive officer since March 2001, and as senior vice president, general counsel and secretary from 1994 until February 2001.  He has served on our Board since November 2003 and was elected Chairman of the Board in December 2007.  He served on the board of directors of our predecessor, Capital Lease Funding, LLC (“CLF, LLC”), from November 2001 until March 2004.  He is also a member of our investment committee, a committee consisting of seven of our key employees that oversees our underwriting and due diligence process.  From 1991 until 1994, Mr. McDowell was corporate counsel for Sumitomo Corporation of America, the principal U.S. subsidiary of one of the world’s largest integrated trading companies. As corporate counsel, Mr. McDowell advised on a wide range of domestic and international corporate legal matters, including acquisitions, complex financing transactions, power plant development, shipping, litigation management and real estate. From 1987 to 1990, Mr. McDowell was an associate in the corporate department at the Boston law firm of Nutter, McClennen & Fish.  Mr. McDowell serves on the board of directors of Feldman Mall Properties, Inc.  Mr. McDowell received a JD with honors from Boston University School of Law in 1987 and received a BA from Tulane University in 1982.

William R. Pollert Age 64
Mr. Pollert is a founder of our company.  He has been continuously employed by us or our predecessor companies since 1994, including as president since 1994, and chief executive officer from 1994 to March 2001.  He has served on our Board since November 2003, and served on the board of directors of CLF, LLC from November 2001 until March 2004.  He is also a member of our investment committee.  From 1993 until 1995, Mr. Pollert was the president and chief executive officer of Equitable Bag Co., Inc., a leading manufacturer of custom bag products for non-food retailers and specialty packaging.  From 1986 to 1993, Mr. Pollert held a variety of senior management positions at Triarc Companies, Inc. (which owned Arby’s, RC Cola, Graniteville and National Propane); Trian Group L.P.C.; Avery, Inc. (which owned Uniroyal Chemical Co.); and Triangle Industries, Inc. (which owned American National Can Co., Brandt, Inc., Triangle Wire & Cable, Inc. and Rowe International, Inc.). The senior management positions included chief executive officer or chief operating officer of several of the companies owned by Triarc, Trian, Avery and Triangle. Triarc, Trian, Avery, Triangle and Equitable Bag Co., Inc. were at one time or are currently controlled by Nelson Peltz and Peter May.  From 1973 to 1985, Mr. Pollert held a variety of senior management positions at International Paper Company, ending as vice president of the consumer packaging business and a member of its executive operating committee. Mr. Pollert received a Ph.D. in management and organization sciences from the University of Florida, an MBA in finance from Columbia University, and a BA from Lehigh University.

Michael E. Gagliardi Age 51
Mr. Gagliardi has served on our Board since March 2004.  Since May 2005, Mr. Gagliardi has been employed by HSBC Investments (USA) Inc.  Mr. Gagliardi served as a member of the board of directors of Atlantic Advisors LLC, a registered investment advisor, from 1999 until Atlantic’s acquisition by HSBC in May 2005.  Atlantic provides investment, finance and advisory services to an international client base. Mr. Gagliardi was a founding partner of Wasserstein Perella Emerging Markets (“WPEM”) (now Dresdner Kleinwort Wasserstein) and served as its chief executive officer from 1993 through 1999. Prior to founding WPEM, Mr. Gagliardi was director of Emerging Markets at UBS (formerly Swiss Bank Corporation). Mr. Gagliardi has served on the board of directors of the Emerging Market Traders Association and the board of directors advisory council at Fairfield University. Mr. Gagliardi received an MBA from Pace University in 1983 and received a BS from Fairfield University in 1979.

Stanley Kreitman Age 77
Mr. Kreitman has served on our Board since March 2004. Since 1993, Mr. Kreitman has served as chairman of Manhattan Associates, a merchant banking company. From 1972 to 1992, Mr. Kreitman served as the president of United States Banknote Corporation (“USBC”), a company which provides a variety of printing services such as currency production for foreign governments and the printing of stock certificates.  Mr. Kreitman also serves as member of the board of directors of Crime Stoppers of Nassau County, Leukemia Society of Nassau County and Police Athletic League. In addition, Mr. Kreitman holds directorship positions with Medallion Financial Corp., CCA Industries Inc., KSW Inc. and Geneva Financial Corp., all public companies. Mr. Kreitman received an honorary doctorate of laws from the New York Institute of Technology in 1998, and a BS from NYU in 1954.

NAME	BUSINESS EXPERIENCE
Jeffrey F. Rogatz Age 47
Mr. Rogatz has served on our Board since March 2004.  Mr. Rogatz is the founder and President of Triangle Real Estate Advisors LLC, a real estate asset management company, which is the manager of Triangle Real Estate Securities Fund LLC.  Mr. Rogatz is also founder and President of Ridgeway Capital LLC (“Ridgeway Capital”), a real estate investment and advisory firm that invests in office, industrial and retail leased assets in the Mid-Atlantic area and provides advisory services to various clients which have included several publicly-traded real estate investment trusts. Prior to founding Ridgeway Capital in 2001, Mr. Rogatz was chief financial officer of Brandywine Realty Trust (“Brandywine”), a New York Stock Exchange listed real estate investment trust. Prior to joining Brandywine in 1999, Mr. Rogatz was a managing director and head of the REIT practice for Legg Mason Wood Walker, Incorporated.  Mr. Rogatz is a member of the National Association of Real Estate Investment Trusts, Urban Land Institute and the International Council of Shopping Centers.  Mr. Rogatz is a board member and Trustee of the Friends of Woodlawn Library, Inc.  Mr. Rogatz received an MBA in finance with honors from the College of William and Mary in 1987 and received a BS from the University of Virginia in 1983.

Howard A. Silver Age 54
Mr. Silver has served on our Board since March 2004.  Mr. Silver held various executive positions with Equity Inns, Inc. (“Equity Inns”), a NYSE listed real estate investment trust, from May 1994 until October 2007 when Equity Inns was sold to Whitehall Global Real Estate Funds.  At the time of the sale, Mr. Silver held the positions of chief executive officer and president and was also a director of Equity Inns, and he has also held the positions of chief operating officer, executive vice president of finance, secretary, treasurer and chief financial officer. Mr. Silver is presently a director of Great Wolf Lodge, a public indoor water park resort, where he serves as chairman of the Audit Committee and a member of the Compensation Committee.  From 1992 until 1994, Mr. Silver served as chief financial officer of Alabaster Originals, L.P., a fashion jewelry wholesaler.  Mr. Silver has been a certified public accountant since 1980 and was employed, from 1987 to 1992, by Ernst & Young LLP and, from 1978 to 1986, by Coopers & Lybrand L.L.P.  Mr. Silver graduated cum laude from the University of Memphis with a BS in accountancy in 1976.

Compensation of Directors

The members of our Board who are also our employees do not receive any additional compensation for their services on our Board.  The table below sets forth the compensation earned by the Company’s non-employee directors for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Michael E. Gagliardi	$46,000	$26,150	$4,351	$76,501

Stanley Kreitman	41,000	26,150	4,351	71,501

Jeffrey R. Rogatz	48,000	26,150	4,351	78,501

Howard A. Silver	59,500	33,253	5,501	98,254

(1)
Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2008, in accordance with SFAS 123R.  Grant date fair value of stock awards during 2008 is as follows:  Mr. Gagliardi, $27,398; Mr. Kreitman, $27,398; Mr. Rogatz, $27,398; and Mr. Silver, $33,720.  2008 stock awards are scheduled to vest in three equal annual installments beginning on the first anniversary of the grant date.

(2)	Represents dividends on awards of Company common stock still subject to forfeiture as of the dividend payment date.

We also reimburse reasonable travel expenses of non-employee directors incurred in connection with their Board and Committee meeting attendance.

The Board unanimously recommends a vote FOR each of the nominees named in Proposal 1.

OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers.  Ages are as of December 31, 2008.

Name	Age	Title
Paul H. McDowell	48	Chairman of the Board and Chief Executive Officer
William R. Pollert	64	President
Shawn P. Seale	45	Senior Vice President, Chief Financial Officer and Treasurer
Robert C. Blanz	51	Senior Vice President and Chief Investment Officer
Paul C. Hughes	41	Vice President, General Counsel and Corporate Secretary

Biographical information for Messrs. McDowell and Pollert is contained above under the heading “Proposal 1—Election of Directors.”  Biographical information with regard to our other executive officers is set forth below.

Shawn P. Seale is a founder of our company.  He has been continuously employed by us or our predecessor companies since 1994, including as senior vice president, chief financial officer and treasurer since 1994.  He served on our Board from November 2003 until March 2004 and the board of directors of CLF, LLC from November 2001 until March 2004.  He is a member of our investment committee.  Prior to CapLease, Mr. Seale was also a founder of Taylor Consulting Group, a corporate consulting firm in Atlanta, and served as vice president and treasurer from 1988 until 1995.  From 1985 to 1988, Mr. Seale was a management and finance consultant at Ernst & Whinney (a predecessor to Ernst & Young).  Mr. Seale is a certified public accountant.  Mr. Seale received a BS from the Massachusetts Institute of Technology in 1985.

Robert C. Blanz has been continuously employed by us or our predecessor companies since October 1999, including as our senior vice president since October 1999 and our chief investment officer since October 2003.  Mr. Blanz is responsible for the firm’s investment activities including equity, debt and structured finance investments. Mr. Blanz also manages our permanent debt financing strategies including mortgage financings and CDO structuring.  Mr. Blanz’s responsibilities also include credit, transaction underwriting and asset management.  Mr. Blanz is also a member of our investment committee.  From 1997 until 1999, Mr. Blanz was a director in the real estate structured finance department at Standard and Poor's.  Before moving to Standard & Poor's, he was vice president in the real estate principal transactions group at Dean Witter.  Mr. Blanz received an MBA from Columbia University in 1996 and a BS from the State University of New York in 1980.  He is also a certified public accountant.

Paul C. Hughes has been our vice president, general counsel and corporate secretary since January 2005.  Prior to that time, he was an attorney practicing in the area of corporate and securities matters at Hunton & Williams LLP from September 2000 until January 2005, and at Parker Chapin LLP from September 1997 until September 2000.  Mr. Hughes is also a certified public accountant and was employed by Grant Thornton LLP from January 1989 until June 1997.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management of the Company.  Based on this review, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Compensation Committee

Michael E. Gagliardi (Chairman)
Stanley Kreitman
Jeffrey F. Rogatz

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Discussion and Analysis

We have a Compensation Committee comprised of three independent directors, Messrs. Gagliardi (Chairman), Rogatz and Kreitman.  Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation.

The Compensation Committee’s primary objectives in determining executive officer compensation are:

•	developing an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

Our executive officer compensation package consists of three primary elements:  base salary, annual cash bonus and restricted stock awards.  The Committee believes that these three elements reflect market practice for commercial equity and/or lending REITs and balance the need to offer our executive officers a compensation package that rewards current performance while providing strong short-term and long-term incentives.

The Committee determines the amount of each element annually, generally in January or February.  Under the employment agreements we entered into with Messrs. McDowell, Seale, Pollert, Blanz and Hughes, each individual is entitled to an annual percentage salary increase at least equal to the increase in the cost of living.  Any additional salary increase, cash bonus and restricted stock award are entirely at the Committee’s discretion.  All restricted stock awards are made out of the pool of shares available for issuance under our 2004 stock incentive plan.  In order to simplify management and maintain consistency of awards and vesting periods, restricted stock awards are made effective as of March 24 (or the closest business day to March 24), the anniversary date of the closing of our initial public offering.

As part of its annual compensation determination, the Compensation Committee has typically engaged a compensation consultant to summarize market pay rates and to provide recommendations for executive officer pay, although it elected not to do so for the fiscal year ended December 31, 2008, as it had retained a consultant for each of the two prior fiscal years.  When engaged, the consultant typically compares the Company’s existing executive officer pay rates against market pay rates at a variety of levels (e.g., 25th percentile, median, 75th percentile) within one or more peer groups (the “Compensation Benchmark Peer Groups”).1  The Committee engaged FPL Associates L.P. in connection with its executive officer compensation determinations for each of fiscal years ended December 31, 2007 and December 31, 2006.

[1]	For the fiscal year ended December 31, 2007, the consultant used three Compensation Benchmark Peer Groups comprised of the following companies:

•
REIT Mortgage Lending Group:  Annaly Capital Management, Inc, Capital Trust, Inc., Centerline Holding Company, Fremont General Corporation, Gramercy Capital Corp., MFA Mortgage Investments, Inc., Newcastle Investment Corp., NorthStar Realty Finance Corp. and RAIT Financial Trust.

•
Equity REIT Group:  American Financial Realty Trust, Associated Estates Realty Corporation, Digital Realty Trust, Inc., EastGroup Properties, Inc., Entertainment Properties Trust, First Potomac Realty Trust, Getty Realty Corp., Lexington Realty Trust, National Retail Properties, Inc., One Liberty Properties Inc., Realty Income Corp. and Tanger Factory Outlet Centers, Inc.

•	Combined Group: All companies listed above.

In order to ensure the Committee is considering prior period awards and all forms of compensation, the Committee reviews a summary of all restricted stock awards made to each executive officer and a tally sheet of all compensation paid to each executive officer.  The Committee also reviews recommendations from our chairman of the board and chief executive officer.

The Committee compensation determinations reflect the following philosophies:

•	The Committee employs a “team” compensation philosophy in setting executive compensation, reflecting the partnership manner in which the management group operates.

•	Compensation determinations are based on an analysis of both objective and subjective performance factors.

•	The Committee pays a significant component of annual compensation awards as long-term performance based compensation through uniquely structured restricted stock grants.

Team Philosophy

The Committee’s “team” philosophy entails assessing the performance of the management team and the Company in the aggregate, and then determining a total compensation pool for all of the executive officers.  The size of the pool reflects the Committee’s assessment of overall Company performance, market conditions, a review of market pay rates and recommendations in the most recent compensation study and considerations of the size of the compensation pool in prior periods.

Once the total compensation pool is determined, the Committee retains significant discretion on how to allocate the pool to individual officers and amongst compensation components.  In making individual determinations, however, the Committee is guided generally by market pay rates as reflected in the compensation consultant’s report.  With respect to compensation mix, the Committee’s practice is to structure a significant component of the compensation awards as long-term performance based compensation (through restricted stock awards), thereby aligning the interests of the officers with our stockholders.

Objective and Subjective Performance Factors

Because the Committee believes strongly in the exercise of its independent judgment, its compensation determinations are not simply formulaic, but include an assessment of both objective and subjective performance factors.  With respect to the objective or formulaic component, the Committee establishes overall Company performance criteria annually generally at the beginning of each year.  For 2008, the Committee analyzed the following objective performance metrics:

•
Total shareholder return (which includes dividends paid) versus the following peer group: Lexington Realty Trust, Entertainment Properties Trust, National Retail Properties, Inc., Realty Income Corp., One Liberty Properties, Inc., Newcastle Investment Corp., NorthStar Realty Finance Corp. and Gramercy Capital Corp. (the “Shareholder Return Peer Group”).  The Shareholder Return Peer Group is comprised of a narrower list of peers than those included in the Compensation Benchmark Peer Group and includes primarily net lease and mortgage REIT peers.

•
Leveraged return on equity versus budget.  This financial measure is computed by adjusting our core net income (loss) to add back depreciation and amortization expense on real property and general administrative expenses (including stock based compensation), and then dividing the result by common equity on the Company’s balance sheet before as adjusted to add back depreciation and amortization expense on real property.  Core net income (loss) represents net income (loss) before non-recurring items, which for 2008 included the loss on derivatives, loss on investments and gain on extinguishment of debt.

•	Funds from operations, or FFO, versus budget. FFO basically represents our core net income (loss) as adjusted to add back depreciation and amortization expense on real property.

For 2007, in addition to the above performance metrics, the Committee also analyzed:

•
Asset spreads versus budget.  This financial measure represents an estimate of the Company’s return on its assets less its cost to finance those assets (i.e., rental income or interest income from the asset less interest expense on the related asset financing).

•	Asset origination versus budget. This financial measure represents the Company’s total new investments for the year.

For each performance measure other than total shareholder return, the Committee compares actual performance against the Board approved budget.  The Board sets the budget at aggressive but attainable levels.  The Company’s actual total shareholder return is compared to the actual returns of the Shareholder Return Peer Group.

The Committee couples its review against pre-defined objective performance factors with a significant amount of subjective analysis.  This subjective analysis includes considerations such as a review of other Company performance criteria, market and unique conditions affecting the Company and achievement of strategic goals, and an analysis of individual contributions such as level and breadth of responsibility, length of tenure and individual contributions to the Company’s strategic plan.

Long-Term Compensation/Restricted Stock Awards

The Committee pays a significant component of each annual compensation award in the form of long-term compensation.  The Committee has developed a unique structure for restricted stock awards that it believes achieves its objectives of offering a competitive compensation package that rewards long-term decision-making and links pay to performance.  The Committee’s restricted stock awards reflect the following:

•	All awards are subject to forfeiture and are scheduled to vest over five years, with one-fifth of the shares available for vesting each year.

•
A significant portion of each award will vest only if performance criteria determined by the Committee are met, with the balance of the award vesting solely on the basis of time (i.e., continued employment).  The awards made in each of February 2008 and January 2009 were allocated 75% as performance-based awards and 25% as time-based awards.

•
Shares which fail to vest as scheduled in the first four years because performance criteria are not met are not forfeited but will “roll-forward” and are available for vesting in subsequent years.  For example, based on its analysis of 2008 performance, the Committee determined that 50% of the restricted stock awards scheduled to vest in March 2009, vested at that time, with the remaining shares rolling-forward and available for vesting in future years.  The Committee determined a 60% vesting percentage for awards scheduled to vest in March 2008.

•	All shares which are unvested as of the end of the five-year vesting cycle will be forfeited.

•	In order to provide an element of current reward, executive officers are entitled to receive dividends on and vote restricted stock awards unless and until forfeited.

The Committee believes the use of a five year vesting period is an appropriate at-risk period and aligns the long-term interest of management with our stockholders.  Further, the Committee believes that our executive officers are highly incentivized because a significant portion of their stock award is subject to forfeiture if performance criteria are not met.  The Committee also believes that the “roll-forward” feature for unvested awards allows performance to be measured on a long-term basis, rather than entirely on the short-term, which incentivizes management to make decisions in the long-term best interest of the Company rather than to meet short-term performance goals and vesting schedules.

2008 Compensation Determinations

For the 2008 period, actual performance on both a leveraged return on equity and FFO basis was in line with the Board approved budget.  Total shareholder return was negative 72.3% for the year, compared to negative 38.0% for the Morgan Stanley REIT Index (RMS Index) and negative 50.5% for the average of the Shareholder Return Peer Group.  Other factors considered by the Committee included the successful transition of the Wachovia Bank repurchase facility to a two year term facility (with an extension option for a third year), continued outstanding debt reduction both to Wachovia Bank and through opportunistic repurchase of the Company’s convertible senior notes, and the dramatically unstable market conditions that persisted and intensified through the year.  Based on these factors, as well as a variety of additional Company and individual subjective factors, the Committee made the following determinations:

•
The Committee set the total compensation pool at about $3.8 million, a decline of about 18% from 2007, and 30% lower than the 25th percentile of the combined Compensation Benchmark Peer Group.  In establishing the pool size, the Committee also considered its general practice in prior years including when performance relative to market factors was strong of maintaining the compensation pool between the 25th percentile and the average of the combined Compensation Benchmark Peer Group.

•
The Committee determined not to increase base salaries, including a deferral by the executive officers of the cost of living increases provided under their employment agreements.  The Committee increased cash bonuses a total of $137,500, or about 15%, from 2007, and decreased restricted stock awards by $990,000, or about 45%, from 2007.  The decision to increase cash bonuses reflected the Committee’s decision to partially offset the significant decline in restricted stock awards in 2008 and to allocate a larger percentage of the compensation pool to cash compensation, in order to mitigate the stockholder dilution that would occur from stock awards given the Company’s significant stock price decline.

•	The Committee allocated about 33% of the total compensation pool to restricted stock awards, down from 48% in each of 2007 and 2006.

•
Primarily on the basis of the Company’s 2008 performance being in line with budget, the Committee determined that 50% of the restricted stock awards scheduled to vest in March 2009, vested at that time. The remaining 50% of the shares did not vest primarily on the basis of the Company’s stock price decline, although the shares rolled-forward and will be available for vesting in future years if performance targets are achieved.

The year-end 2008 executive officer compensation pool was as follows:

Name	2009 Base Salary	2008 Cash Bonus	2008 Incentive Award (grant of shares of restricted common stock)	Total
Paul H. McDowell	$416,700	$275,625	$290,000	$982,325
Shawn P. Seale	329,300	250,625	290,000	869,925
William R. Pollert	231,500	130,625	215,000	577,125
Robert C. Blanz	283,000	240,625	275,000	798,625
Paul C. Hughes	221,200	150,000	160,000	531,200
Total	$1,481,700	$1,047,500	$1,230,000	$3,759,200

As a result of a limit on the number of shares available for issuance under our stock incentive plan, a portion of the 2008 incentive award to each executive officer is subject to stockholder approval of the proposed amendments to our stock plan (as described under Proposal 2 below) and the satisfaction of certain other conditions.  Approximately $753,947 (or 61%) of the total 2008 incentive award is subject to stockholder approval of the proposed plan amendments and the satisfaction of such other conditions.  See “New Plan Benefits” under Proposal 2 below.

2007 Compensation Determinations

For the 2007 period, actual performance was generally in line with budget.  Total shareholder return was negative 20.5% for the year, compared to negative 16.8% for the RMS Index and negative 17.5% for the average of the Shareholder Return Peer Group.  Other factors considered by the Committee included the completion of the following transactions: a marketed secondary common stock offering in May 2007 (10,350,000 shares at $10.75 per share), a $75 million convertible note offering carrying an interest rate of 7.5% in October 2007, a 10-year fixed rate secured non-recourse financing of $129.5 million at an annual coupon of 5.81% in December 2007.  The Committee also considered the dramatically unstable market conditions that existed in the second half of 2007.  Based on these factors, as well as a variety of additional Company and individual subjective factors, the Committee made the following determinations:

•
The Committee set the total compensation pool at $4.6 million, modestly lower (about 4%) than $4.8 million in 2006, and about 15% lower than the 25th percentile of the combined Compensation Benchmark Peer Group.

•
The Committee determined not to increase base salaries other than the cost of living increases required under the employment agreements.  The Committee also determined to decrease the cash bonus pool by about 14%, to $910,000 in 2007, from $1,060,000 in 2006.

•	The Committee allocated about 48% of the total compensation pool to restricted stock awards. Total restricted stock awards were also modestly lower (about 3%) than 2006.

•
The Committee determined that 60% of the restricted stock awards scheduled to vest in March 2008, vested at that time, with the remaining shares rolling-forward and available for vesting in future years.

The year-end 2007 executive officer compensation pool was as follows:

Name	2008 Base Salary	2007 Cash Bonus	2007 Incentive Award (grant of shares of restricted common stock)	Total
Paul H. McDowell	$416,700	$240,000	$575,000	$1,231,700
Shawn P. Seale	329,300	225,000	535,000	1,089,300
William R. Pollert	231,500	110,000	360,000	701,500
Robert C. Blanz	283,000	225,000	500,000	1,008,000
Paul C. Hughes	221,200	110,000	250,000	581,200
Total	$1,481,700	$910,000	$2,220,000	$4,611,700

Other Perquisites and Benefits

In addition to the base salary, cash bonus and stock award components of compensation discussed above, the employment agreements we entered into with Messrs. McDowell, Seale, Pollert, Blanz and Hughes provide them with limited perquisites and special benefits in certain circumstances in connection with the termination of their employment.  The perquisites are reviewed annually by the Committee and consist of life and disability insurance coverage at defined levels and, in the case of Messrs. McDowell and Seale, a $10,000 annual tax preparation and financial planning reimbursement.  The executive officers have agreed to defer the whole life insurance policy benefit available under their employment agreements, in favor of a term life insurance benefit, which is less costly to the Company.  The employment agreements, with the exception of Mr. Hughes, were entered into at the time of our initial public offering and were intended to reward the executive officers for attaining a monetization event and offer them compensation terms that are competitive with our public REIT peers.  With the exception of unvested stock awards, which automatically vest for all of our employees (including our executive officers) upon a change of control, all change of control severance is “double trigger,” meaning it is only paid in the event of both a change of control event and a termination, rather than simply at a change of control.

Summary Compensation Table

The table below sets forth the compensation earned by the Company’s principal executive officer, principal financial officer and each other executive officer (the “named executive officers”) for each of the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
Paul H. McDowell	2008	$414,750	$275,625	$301,583	$146,187	$1,138,145
Chairman of the board and	2007	400,000	240,000	245,209	117,813	1,003,022
chief executive officer	2006	368,333	270,000	492,461	120,088	1,250,882

Shawn P. Seale	2008	327,775	250,625	279,201	134,636	992,237
Senior vice president, chief	2007	318,167	225,000	226,085	101,748	871,000
financial officer and treasurer	2006	298,333	260,000	464,118	98,181	1,120,632

William R. Pollert	2008	230,456	130,625	195,341	100,979	657,401
President	2007	224,212	110,000	159,639	83,871	577,722
	2006	201,580	165,000	346,159	78,934	791,673

Robert C. Blanz	2008	274,373	240,625	255,996	126,159	897,153
Senior vice president and chief	2007	270,000	225,000	206,078	98,937	800,015
investment officer	2006	240,001	260,000	385,116	81,822	966,939

Paul C. Hughes	2008	220,167	150,000	98,713	53,975	522,855
Vice president, general counsel	2007	212,500	110,000	101,586	37,982	462,068
and corporate secretary	2006	197,500	105,000	90,942	22,470	415,912

(1)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2008, in accordance with SFAS 123R.

(2)	Includes the following amounts:

Name	Year	Dividends on awards of Company common stock still subject to forfeiture as of the dividend payment date	Company paid life and disability insurance and related income tax indemnification	Tax return preparation and financial planning reimbursement and related income tax indemnification
Paul H. McDowell	2008	$126,415	$17,881	$1,891
	2007	97,055	17,692	3,066
	2006	85,962	15,166	18,960

Shawn P. Seale	2008	116,778	13,373	4,485
	2007	89,050	12,268	430
	2006	79,519	12,024	6,638

William R. Pollert	2008	80,527	20,452	—
	2007	62,339	21,532	—
	2006	57,687	21,247	—

Robert C. Blanz	2008	108,570	17,589	—
	2007	82,321	16,616	—
	2006	69,346	12,476	—

Paul C. Hughes	2008	47,621	6,174	—
	2007	32,242	5,740	—
	2006	18,000	4,470	—

Grants of Plan-Based Awards

The table below sets forth the plan-based awards to the Company’s named executive officers for the fiscal year ended December 31, 2008.  All awards were made pursuant to the Company’s 2004 stock incentive plan.

		Dates of Compensation	Estimated Future Payout Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock
Name	Grant Date	Committee Action	Threshold	Target	Maximum	Awards
Paul H. McDowell	March 24, 2008	February 11, 2008	N/A	27,200	N/A	$229,296

	March 24, 2008	February 11, 2008	N/A	10,920	N/A	$99,793
		February 13, 2007

	March 24, 2008	February 11, 2008	N/A	9,706	N/A	$89,491
		February 13, 2007
		January 25, 2007
		March 14, 2006

	March 24, 2008	February 11, 2008	N/A	10,667	N/A	$98,754
		February 13, 2007
		January 25, 2007
		March 1, 2005

Shawn P. Seale	March 24, 2008	February 11, 2008	N/A	25,280	N/A	$213,110

	March 24, 2008	February 11, 2008	N/A	10,500	N/A	$95,955
		February 13, 2007

	March 24, 2008	February 11, 2008	N/A	7,765	N/A	$71,596
		February 13, 2007
		January 25, 2007
		March 14, 2006

	March 24, 2008	February 11, 2008	N/A	10,667	N/A	$98,754
		February 13, 2007
		January 25, 2007
		March 1, 2005

William R. Pollert	March 24, 2008	February 11, 2008	N/A	17,000	N/A	$143,310

	March 24, 2008	February 11, 2008	N/A	7,350	N/A	$67,169
		February 13, 2007

	March 24, 2008	February 11, 2008	N/A	4,853	N/A	$44,746
		February 13, 2007
		January 25, 2007
		March 14, 2006

	March 24, 2008	February 11, 2008	N/A	8,000	N/A	$74,061
		February 13, 2007
		January 25, 2007
		March 1, 2005

Robert C. Blanz	March 24, 2008	February 11, 2008	N/A	23,640	N/A	$199,285

	March 24, 2008	February 11, 2008	N/A	9,450	N/A	$86,360
		February 13, 2007

	March 24, 2008	February 11, 2008	N/A	8,736	N/A	$80,549
		February 13, 2007
		January 25, 2007
		March 14, 2006

	March 24, 2008	February 11, 2008	N/A	8,000	N/A	$74,061
		February 13, 2007
		January 25, 2007
		March 1, 2005

Paul C. Hughes	March 24, 2008	February 11, 2008	N/A	11,800	N/A	$99,474

	March 24, 2008	February 11, 2008	N/A	5,670	N/A	$51,816
		February 13, 2007

	March 24, 2008	February 11, 2008	N/A	3,494	N/A	$32,216
		February 13, 2007
		January 25, 2007
		March 14, 2006

The Company makes stock awards annually.  As noted above, all awards vest over five years, with a significant component of each annual award vesting only if performance criteria determined by the Compensation Committee are met (the “performance component”), and the balance vesting solely on the basis of time (i.e., continued employment) (the “time component”).  For the performance component of each award, SFAS 123R provides that to the extent performance criteria have not been determined, the “grant date” (for purposes of determining the value of the award to be expensed over time and commencement of the period of expense accrual) is deferred for that portion of the award until such criteria are determined.  As a result, the tables above include portions of the stock awards to the named executive officers from March 2008, March 2007, March 2006 and March 2005.  Specifically, the tables include (i) the entire time component of the March 2008 award and the portion of the performance component of the March 2008 award available for vesting in 2008, (ii) the portion of the performance component of the March 2007 award available for vesting in 2008, (iii) the portion of the performance component of the March 2006 award available for vesting in 2008, and (iv) the portion of the performance component of the March 2005 award available for vesting in 2008.  The tables exclude the portion of the performance component of the March 2008 award available for vesting in years after 2008, or the following number of shares:  Mr. McDowell, 40,800; Mr. Seale, 37,920; Mr. Pollert, 25,500; Mr. Blanz, 35,460; and Mr. Hughes, 17,700.

The Compensation Committee does not establish levels of threshold, target and maximum payouts for plan-based awards.  A fixed number of shares are awarded annually, with a portion of the award being forfeited if performance and/or service conditions are not met.  The payout reported in the target column of the “Grants of Plan-Based Awards” table assumes all awards with a grant date (as defined under SFAS 123R) in 2008 vest and become non-forfeitable.

We use the closing stock price on the grant date as our estimate of the grant date fair value of the award.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth the outstanding equity awards that have not vested for each named executive officer as of December 31, 2008.  The Company has not made any option awards.

	Stock Awards
			Equity Incentive Plan Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Number of Unearned Shares, Units or Other Rights that Have Not Vested(1)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Paul H. McDowell	N/A	N/A	169,116	$292,571

Shawn P. Seale	N/A	N/A	156,313	$270,421

William R. Pollert	N/A	N/A	107,430	$185,854

Robert C. Blanz	N/A	N/A	145,511	$251,734

Paul C. Hughes	N/A	N/A	64,420	$111,447

(1)	Shares are scheduled to vest as follows, although actual vesting may differ.

	March 2009	March 2010	March 2011	March 2012	March 2013
Paul H. McDowell	53,859	44,093	33,564	24,000	13,600

Shawn P. Seale	49,872	40,844	30,317	22,640	12,640

William R. Pollert	34,650	28,338	20,442	15,500	8,500

Robert C. Blanz	45,689	37,541	29,641	20,820	11,820

Paul C. Hughes	17,561	14,829	14,830	11,300	5,900

Stock Vested Table

The following table sets forth vesting of restricted stock for each of the named executive officers during the fiscal year ended December 31, 2008.  The Company has not made any option awards.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Paul H. McDowell	23,612	$199,049

Shawn P. Seale	21,841	$184,120

William R. Pollert	15,413	$129,932

Robert C. Blanz	19,901	$167,765

Paul C. Hughes	9,929	$83,701

All shares in the above table vested on March 24, 2008, and the “Value Realized on Vesting” reflects the closing stock price on that date ($8.43 per share).

Securities Authorized for Issuance under Equity Compensation Plans

Our stock incentive plan is our sole equity compensation plan and has been approved by our stockholders.  The number of shares to be issued upon exercise of outstanding awards and the number of shares remaining available for future issuance under our stock incentive plan as of December 31, 2008, were as follows:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-0-	N/A	531,805

Since December 31, 2008, we have made restricted stock awards under our stock incentive plan in the aggregate of 531,805 shares to our executive officers, other employees and directors.

EMPLOYMENT OF OUR EXECUTIVES

We have entered into employment agreements with each of our executive officers.  We entered into employment agreements with Messrs. McDowell, Pollert, Seale and Blanz upon the closing of our initial public offering in March 2004.  We entered into an employment agreement with Mr. Hughes in February 2007, and we also amended our employment agreement with Mr. Blanz at that time.

Salary, Bonus and Other Benefits

Under the above agreements, each of our executive officers is entitled to an annual base salary, and an annual bonus and restricted stock awards at the discretion of the Compensation Committee.  The agreements provide that each individual is entitled to an annual percentage salary increase at least equal to the increase in the cost of living.  The individuals agreed to defer the cost of living increases for 2009, and their current base salaries, which were set by the Compensation Committee in February 2008, are: Mr. McDowell, $416,700; Mr. Pollert, $231,500; Mr. Seale, $329,300; Mr. Blanz, $283,000; and Mr. Hughes, $221,200.

Each officer is also eligible for the same benefits, including participation in our retirement and welfare plans, as other similarly situated employees, and such other benefits as our Board may, from time to time, establish.  The agreements contemplate that the Company will provide and pay for a whole life insurance policy at defined levels per individual and a disability insurance policy providing for income replacement in the event of disability of at least 95% of the individual’s base salary.  We currently provide each officer with a term life insurance benefit as follows:  Mr. McDowell, $2,000,000; Mr. Pollert, $1,000,000; Mr. Seale, $1,500,000; Mr. Blanz, $1,000,000; and Mr. Hughes, $500,000; and a disability insurance benefit providing a monthly income replacement until age 65 in the event of disability of:  Mr. McDowell, $21,000; Mr. Pollert, $18,000; Mr. Seale, $18,525; Mr. Blanz, $21,000; and Mr. Hughes, $26,000.  Messrs. McDowell and Seale are also entitled to a tax preparation and financial planning reimbursement of up to $10,000 annually.

Term

Each agreement was entered into for an initial term of approximately three years, and automatically extends for one additional year each December 31, unless either party provides written notice to the other party at least 90 days prior to December 31 that it does not wish to renew the agreement.  However, each officer and the Company has reserved the right to terminate his agreement at any time for any reason, subject to the severance that may be due as described below.

Severance

Non-Renewal.  In the event the Company elects not to renew the agreement, the officer will be entitled on the date his employment ends to a lump sum payment equal to his then current annual base salary.

Death or Disability.  If the officer’s employment is terminated as a result of his death or disability, he (or his estate) will be entitled to a lump sum payment equal to:

•	a pro rata portion of his highest annual bonus for the prior three calendar years; and

•	immediate vesting of all unvested stock awards granted under our stock incentive plan.

Without Cause or with Good Reason.  If the officer’s employment is terminated by the Company without “cause” or by him with “good reason” (and other than in connection with his death or disability or a decision not to extend the agreement), such officer will be entitled to the following severance:

•	three times his then current annual base salary for Messrs. McDowell, Seale and Blanz or two times in the case of Messrs. Pollert and Hughes;

•	three times average annual bonus for the past three years for Messrs. McDowell, Seale and Blanz or two times in the case of Messrs. Pollert and Hughes;

•	a pro rata portion of his highest annual bonus for the prior three calendar years;

•	continued payment of the employer portion of life, health and disability premiums for 24 months; and

•	immediate vesting of all unvested stock awards granted under our stock incentive plan.

“Cause” and “good reason” are generally defined to mean:

Cause		Good Reason

•	the executive’s conviction of, or a plea of guilty or nolo contendere to, a felony;	•	a reduction in base salary;

•	the executive’s intentional failure to substantially perform reasonably assigned material duties;	•	a demotion or a material reduction in duties, subject to a 30-day right to cure;

•	the executive’s willful misconduct in the performance of the executive’s duties; or	•	a requirement for the executive to be based at a location other than the New York, New York metropolitan area; or

•	the executive’s material breach of any non-competition or non-disclosure agreement in effect between him and us.	•	any material breach of the employment agreement by us, subject to a 30-day right to cure.

Change of Control.  Each officer is entitled to the same benefits described above for a termination without cause or with good reason, plus a gross-up for any excise taxes imposed by the Internal Revenue Service, in the event his employment is terminated in connection with a “change of control” of our Company.  These benefits will be paid if any of the following circumstances apply:

•	termination is without cause or with good reason within 12 months following a change of control;

•	termination is without cause while the Company is negotiating a transaction that reasonably could result in a change of control; or

•	termination is without cause and a change of control occurs within three months of termination.

A “change of control” is generally defined to mean:

•	the acquisition by any person of more than 50% of our then outstanding voting securities;

•
the merger or consolidation of our Company with another entity, unless the holders of our voting shares immediately prior to the merger or consolidation have at least 50% of the combined voting stock of the surviving entity of the merger or consolidation;

•	the sale or disposition of all or substantially all of our assets;

•	the liquidation or dissolution of our Company; or

•
directors who constituted our Board on the date of the agreement cease for any reason to constitute a majority of our directors, unless the nomination of the successor to any such director is approved by a majority of our directors in office immediately prior to such cessation.

In addition, under the terms of our 2004 stock incentive plan, all unvested stock awards to the executive officers (as well as to all of our other employees) will automatically vest upon a change of control of our Company (irrespective of a termination of employment).

Each officer must execute a release of all claims for the benefit of our Company, its affiliates and our officers and directors in order to receive any severance payment described above.

Non-Compete

Each officer has also agreed not to compete with us or solicit our customers or employees for the one-year period after termination of his employment for any reason.

Quantification of Hypothetical Benefits

The following tables quantify the payments we would be required to make to our named executive officers assuming their employment was terminated or a change of control occurred as of December 31, 2008.

	Hypothetical Payments to Mr. McDowell
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$1,250.1	$0	$1,250.1	$1,250.1	$0
Multiple of bonus	0	0	785.6	785.6	0
Pro rata bonus	0	0	0	0	0
Payment of insurance premiums	0	0	43.4	43.4	0
Value of vesting remaining unvested stock awards	0	292.6	292.6	292.6	292.6
Excise tax gross-up	0	0	0	799.5	0
Total	$1,250.1	$292.6	$2,371.7	$3,171.2	$292.6

	Hypothetical Payments to Mr. Seale
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$987.9	$0	$987.9	$987.9	$0
Multiple of bonus	0	0	735.6	735.6	0
Pro rata bonus	0	0	0	0	0
Payment of insurance premiums	0	0	43.4	43.4	0
Value of vesting remaining unvested stock awards	0	270.4	270.4	270.4	270.4
Excise tax gross-up	0	0	0	671.5	0
Total	$987.9	$270.4	$2,037.3	$2,708.8	$270.4

	Hypothetical Payments to Mr. Pollert
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$694.5	$0	$463.0	$463.0	$0
Multiple of bonus	0	0	270.4	270.4	0
Pro rata bonus	0	0	0	0	0
Payment of insurance premiums	0	0	30.5	30.5	0
Value of vesting remaining unvested stock awards	0	185.9	185.9	185.9	185.9
Excise tax gross-up	0	0	0	201.5	0
Total	$694.5	$185.9	$949.8	$1,151.3	$185.9

	Hypothetical Payments to Mr. Blanz
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$849.0	$0	$849.0	$849.0	$0
Multiple of bonus	0	0	725.6	725.6	0
Pro rata bonus	0	0	0	0	0
Payment of insurance premiums	0	0	43.4	43.4	0
Value of vesting remaining unvested stock awards	0	251.7	251.7	251.7	251.7
Excise tax gross-up	0	0	0	656.5	0
Total	$849.0	$251.7	$1,869.7	$2,526.2	$251.7

	Hypothetical Payments to Mr. Hughes
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$663.6	$0	$442.4	$442.4	$0
Multiple of bonus	0	0	243.3	243.3	0
Pro rata bonus	0	0	0	0	0
Payment of insurance premiums	0	0	43.4	43.4	0
Value of vesting remaining unvested stock awards	0	111.4	111.4	111.4	111.4
Excise tax gross-up	0	0	0	271.6	0
Total	$663.6	$111.4	$840.5	$1,112.1	$111.4

In cases where a pro rata bonus is payable (i.e., termination as a result of death or disability, termination without cause or with good reason, or termination in connection with a change of control), we have assumed the full 2008 bonus is paid, and therefore, no pro rata bonus is payable.

401(k) Plan

We have established a 401(k) Plan for our employees.  The 401(k) Plan is a defined contribution plan intended to qualify under section 401 of the Internal Revenue Code.  All of our employees who are at least 21 years old are eligible to participate on the first day of the first payroll period following three months of employment.  Participants may make pre-tax contributions to the 401(k) Plan of between 1% and 100% of their eligible earnings, subject to a statutorily prescribed annual limit.  We may at our discretion make matching contributions to the 401(k) Plan in amounts to be determined annually.  Each participant is fully vested in his or her contributions and in any discretionary matching contributions made to his or her account.  Contributions by the participants or by us to the 401(k) Plan, and the income earned on such contributions, are generally not taxable to the participants until withdrawn.  Any contributions by us are generally deductible by us when made.  All contributions are held in trust as required by law. Individual participants may direct the trustee to invest their accounts in authorized investment alternatives.

PROPOSAL 2— AMENDMENTS TO THE 2004 STOCK INCENTIVE PLAN,
AS AMENDED AND RESTATED

General

The Board proposes that the stockholders of the Company approve amendments to the Company’s 2004 Stock Incentive Plan, as amended and restated March 14, 2006 and effective June 14, 2006 (the “stock plan”).  The stock plan was adopted and approved at the time of our initial public offering.  The stock plan was amended on March 14, 2006 primarily to increase the number of shares of common stock that may be issued under the stock plan, and that amendment was approved by the stockholders at the 2006 annual meeting on June 14, 2006.  On March 10, 2009, the Board approved the proposed amendments to the Plan, subject to the approval of stockholders.

The Board believes that the stock plan has furthered the Board’s philosophy of closely aligning the interests of the Company’s stockholders and management through compensation awards paid in the form of equity interests in the Company that encourage and reward performance.  The awards that have been made under the stock plan are an integral part of the Company’s total compensation program and compensation philosophy that combines salary, bonus and long-term stock incentives to encourage management strategies and actions that will continue to build stockholder value.

Approval of the proposed amendments to the stock plan will enable the Company to continue to provide these important incentive award opportunities.  The proposed amendments to the stock plan would (i) increase the number of shares of common stock that may be issued under the stock plan, (ii) increase the annual cap for awards of options, stock awards, performance share awards and stock appreciation rights that may be granted to any stock plan participant, and (iii) extend the term of the stock plan.

The following paragraphs summarize the more significant features of the stock plan and the proposed amendments.  The text of the stock plan including the proposed amendments is attached to this proxy statement as Annex B.  The full text of the stock plan, as currently in effect and prior to the proposed amendments, has been filed with the SEC.  If the proposed amendments of the stock plan are not approved, the provisions of the stock plan, prior to the proposed amendments, will remain in effect until it is terminated or expires in accordance with its terms.

Administration

Administration of the stock plan is carried out by the Compensation Committee of our Board.  The Compensation Committee may delegate its authority under the stock plan to one or more officers but it may not delegate its authority with respect to awards to individuals subject to Section 16 of the Exchange Act.  The Compensation Committee has delegated to certain of our executive officers the authority to make awards to employees not subject to Section 16 of the Exchange Act, provided that no award granted pursuant to the delegation may exceed 100,000 shares annually.  As used in this summary, the term “administrator” means the Compensation Committee or its delegate.

Eligibility

Our officers and employees and those of our affiliates are eligible to participate in the stock plan.  Our directors and other persons and entities that provide services to us are eligible to participate in the stock plan.

Share Authorization

Currently, the maximum number of shares of common stock that may be issued under the stock plan is 2,323,000 shares.  All of the awards that have been granted under the stock plan have been made in the form of stock awards granted to officers, other employees and directors of the Company.  No options or stock appreciation rights have been granted or are outstanding.  As of the Record Date, we have granted stock awards covering 2,323,000 shares of common stock (1,255,192 of which remain subject to forfeiture as set forth in the applicable agreement) and no shares of common stock remain available for future issuance under the stock plan.  A proposed amendment to the stock plan would increase the maximum number of shares of common stock that may be issued under the stock plan by 2,800,000 shares, to 5,123,000 shares.

If a stock plan award is forfeited, cancelled or otherwise terminates or is settled with a cash payment, then the number of shares of common stock covered by that award will again be available for future awards made under the stock plan.  If a stock appreciation right is settled with shares of common stock, the stock plan’s authorization will be reduced by the number of shares for which the stock appreciation right is exercised (rather than the lesser number of shares of common stock issued in settlement of the stock appreciation right).

The stock plan provides that the aggregate share authorization, and the terms of outstanding awards, will be adjusted as our Board determines is appropriate in the event of a stock dividend, stock split, reclassification of shares or similar events.

Options

The stock plan provides for the grant of (i) options intended to quality as incentive stock options under section 422 of the Internal Revenue Code (the “Code”) and (ii) options that are not intended to so qualify.  The principal difference between incentive stock options and other options is the federal income tax consequences of the option exercise.  See “Federal Income Taxes.”

The administrator will select the participants who are granted options and, consistent with the terms of the stock plan, will prescribe the terms of each option.  The option price cannot be less than the shares’ fair market value on the date the option is granted.   The stock plan explicitly prohibits the repricing of options without stockholder approval, except to reflect changes in the Company’s capitalization.  The option price may be paid in cash, by surrendering shares of common stock, or a combination of cash and common stock.  Options may be exercised in accordance with requirements set by the administrator.  The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed 10 years.  Options generally will be nontransferable except in the event of the participant’s death, but the administrator may allow the transfer of options (other than incentive stock options) during the participant’s lifetime to members of the participant’s immediate family, a family trust or a family partnership.

The stock plan currently provides that no participant may be granted incentive stock options that are first exercisable in a calendar year for common stock having a total fair market value (determined as of the option grant) exceeding $100,000.  In addition, the stock plan currently provides that no participant may be granted options in any calendar year for more than 300,000 shares.  A proposed amendment to the stock plan would increase the annual individual grant limit to 1,500,000 shares.

Stock Awards

The administrator also will select the participants who are granted stock awards and, consistent with the terms of the stock plan, will establish the terms of each stock award.  A stock award may be subject to vesting requirements, transfer restrictions or both as determined by the administrator.  Those conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved, including objectives based on the performance criteria described below.  The stock plan provides that if a stock award is not both vested and transferable on the date of grant, the vesting period will be at least three years unless vesting is contingent upon meeting one or more of the performance criteria described below in which case the vesting period must be at least one year.  The stock plan currently provides that no participant may be granted stock awards in any calendar year for more than 200,000 shares.  A proposed amendment to the stock plan would increase the annual individual grant limit to 1,000,000 shares.

Performance Share Awards

The stock plan also authorizes the grant of performance shares (i.e., the right to receive a future payment based on the value of the common stock if certain conditions are met).  The administrator will select the participants who are granted performance share awards and will establish the terms of each award.  The conditions established for earning a performance share award may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved, including objectives based on the performance criteria described below.  The period in which a performance share award may be earned will be at least three years except that the period will be at least one year in the case of an award that is subject to requirements based on one or more of the performance criteria described below.  To the extent that a performance award is earned, it may be settled in cash, by the issuance of common stock or a combination of cash and common stock.  The stock plan currently provides that no participant may be granted more than 200,000 performance shares in any calendar year.  A proposed amendment to the stock plan would increase the annual individual grant limit to 1,000,000 shares.

Stock Appreciation Rights

The administrator also will select the participants who receive stock appreciation rights under the stock plan.  A stock appreciation right entitles the participant to receive a payment based on the appreciation in the fair market value of a share of common stock.  The stock plan provides that the amount payable under a stock appreciation right cannot be greater than the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date the stock appreciation right was granted.  A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator.  The amount payable upon the exercise of a stock appreciation right may be settled in cash, by the issuance of common stock or a combination of cash and common stock.  The stock plan currently provides that no participant may be granted more than 300,000 stock appreciation rights in any calendar year.  A proposed amendment to the stock plan would increase the annual individual grant limit to 1,500,000 stock appreciation rights.

Incentive Awards

The stock plan also permits the grant of incentive awards to participants selected by the administrator.  An incentive award is a cash bonus that is payable if certain objectives are achieved.  The objectives will be prescribed by the administrator and will be stated with reference to one or more of the performance criteria described below.  No participant may be granted incentive awards in any calendar year that exceed the lesser of (i) 500% of the participant’s base salary (prior to any salary reduction or deferral election) as of the date of grant or (ii) $2,000,000.  The proposed amendments to the stock plan do not increase the annual individual grant limit for incentive awards.

Change in Control

The stock plan includes several provisions that apply if there is a change in control of the Company (as defined in the stock plan).  If there is a change in control, outstanding options and stock appreciation rights will become exercisable, stock awards will become vested and transferable and performance share awards and incentive awards will be earned in full.  The stock plan further provides that a participant’s benefits will be reduced in order to avoid excise tax liability under Section 4999 of the Code (relating to certain parachute payments) if the reduction will allow the participant to receive greater after-tax benefits than the participant would realize without the reduction.  The stock plan’s provision for the reduction of parachute payments does not apply to a participant who is entitled to indemnification from the Company for any liability that the participant may incur under Section 4999 of the Code, including each of the named executive officers who are entitled to indemnification under their respective employment agreements with the Company.

Performance Criteria

The stock plan provides that stock awards may become vested and transferable and performance shares and incentive awards may be earned based on achieving objectives based on one or more performance criteria.  The stock plan provides that the following performance criteria may be used:  funds from operations per share, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common stock, appreciation in the value of the common stock, peer stockholder returns, return on assets, total shareholder return and asset origination.

Termination and Amendment

A proposed amendment to the stock plan would extend the term of the stock plan from March 14, 2016, to March 10, 2019.  The Board may amend or terminate the stock plan at any time, but an amendment will not become effective without the approval of our stockholders if that approval is required under applicable law or the rules and regulations of the New York Stock Exchange.  No amendment or termination of the stock plan will adversely affect a participant’s rights under outstanding awards without the participant’s consent.

Federal Income Taxes

The Company has been advised by counsel regarding the federal income tax consequences of the stock plan.  No income is recognized by a participant at the time an option is granted.  If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the option (although the exercise may have alternative minimum tax consequences for the participant).  Income is recognized by a participant when he disposes of shares acquired under an incentive stock option.

The exercise of a nonqualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price.

No income is recognized upon the grant of a stock appreciation right.  The exercise of a stock appreciation right generally is a taxable event.  A participant generally must recognize income equal to any cash that is paid and the fair market value of any shares of common stock that are received in settlement of a stock appreciation right.

A participant will recognize income on account of a stock award on the first date that the shares are either transferable or not subject to a substantial risk of forfeiture.  The amount of income recognized by the participant is equal to the fair market value of the common stock received on that date.

No income is recognized upon the award of performance shares.  A participant will recognize income on account of the settlement of a performance share award.  A participant will recognize income equal to any cash that is paid and the fair market value of any shares of common stock (on the date that the shares are first transferable or not subject to a substantial risk or forfeiture) that are received in settlement of the award.

No income is recognized on the grant of an incentive award.  A participant will recognize income on settlement of an incentive award equal to the amount of cash for which the award is settled.

The Company will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or stock appreciation right, the vesting of a stock award and the settlement of a performance share award or an incentive award.  The amount of the deduction is equal to the ordinary income recognized by the participant.  The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option.  The Company may claim a federal income tax deduction on account of certain dispositions of shares of common stock acquired upon the exercise of an incentive stock option.

New Plan Benefits

The Compensation Committee has determined that it will make the following awards if the proposed amendments to the stock plan are approved by the Company’s stockholders.  The awards, which will be in the form of restricted shares of common stock that are scheduled to vest over five years, represent a portion of the 2008 incentive awards to the executive officers and other employees of the Company. See “Compensation Discussion and Analysis—Long-Term Compensation/Restricted Stock Awards” and “—2008 Compensation Determinations” included elsewhere in this proxy statement.

2004 Stock Incentive Plan

Name and Position	Dollar Value ($)	Number of Units

Paul H. McDowell	$177,768	100,890
Chairman of the board and chief executive officer

Shawn P. Seale	$177,768	100,890
Senior vice president, chief financial officer and treasurer

William R. Pollert	$131,761	74,779
President

Robert C. Blanz	$168,588	95,680
Senior vice president and chief investment officer

Paul C. Hughes	$98,062	55,654
Vice president, general counsel and corporate secretary

Executive Group	$753,947	427,893
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$260,603	147,902

In addition to stockholder approval of the proposed amendments, the following additional conditions must also be satisfied for the above awards to become effective:

•	the listing of the additional shares of common stock authorized for issuance under the stock plan on the New York Stock Exchange;

•	the registration of such additional shares with the Securities and Exchange Commission; and

•	the recipient of the award continues to be employed by the Company at the time all of the above conditions have been satisfied.

The above awards will not be made if stockholder approval of the proposed amendments to the stock plan is not obtained and the other conditions set forth above are not satisfied, however, the Company may seek to substitute another form of incentive compensation.  Except for the awards in the above table, no determinations have been made as to the type or amounts of awards that may be granted to any participant in the stock plan.

The Board of Directors unanimously recommends a vote FOR the proposed amendments to the stock plan.

THE AUDIT COMMITTEE

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board.  Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  The Audit Committee’s responsibility is to monitor and oversee these processes.  In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2008, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, who is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our company and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

The members of our Audit Committee are not professional accountants.  Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, our Audit Committee serves an oversight role and does not itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles or that McGladrey & Pullen LLP is in fact “independent.”

Submitted by:

Audit Committee

Howard A. Silver (Chairman)
Jeffrey F. Rogatz
Stanley Kreitman

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 3—RATIFICATION OF MCGLADREY & PULLEN LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed McGladrey & Pullen LLP as our independent registered public accounting firm for the year ending December 31, 2009.  A representative of McGladrey & Pullen is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s appointment of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise.  However, our Board is submitting the appointment of McGladrey & Pullen LLP to the stockholders for ratification as a matter of what it considers to be good corporate practice.  Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and the stockholders’ best interests.  If the Audit Committee’s selection is not ratified, the Audit Committee will take that fact into consideration, together with such other factors it deems appropriate, in determining its next selection of an independent registered public accounting firm.

The Board unanimously recommends a vote FOR the ratification of McGladrey & Pullen LLP.

Fees Paid to Independent Registered Public Accounting Firm

The following is a summary of the fees and expenses billed to the Company by McGladrey & Pullen for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007.

	2008	2007
Audit fees(1)	$525,300	$696,804
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$525,300	$696,804

(1)	Includes fees for annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Fee Payable to the Company by Management Entity

Paul H. McDowell, our chief executive officer and a member of our Board, William R. Pollert, our president and a member of our Board, Shawn P. Seale, our senior vice president, chief financial officer and treasurer, and Robert C. Blanz, our senior vice president and chief investment officer, collectively own a 50% interest in a computer data center in the Sacramento, California area.  The group owns the data center through a limited partnership.  In February 2001, we originated a net lease loan to the limited partnership in the amount of approximately $42 million.  At that time, management’s ownership interest in the limited partnership was 25%.  In February 2001, we sold the loan to Wachovia Bank, and the limited partnership agreed to pay us an advisory fee from the rent payable by the tenant in the amount of approximately $66,000 a month until November 2010.  An affiliate of the limited partnership is also a party to a management agreement with the tenant for the operation of the data center, and another affiliate of the limited partnership subleases a portion of the leased building from the tenant at a nominal amount.  No failure to perform under the management agreement or sublease entitles the tenant to any rent abatement or termination under the lease.

Conflict of Interest Policy

We have a written conflict of interest policy that provides that any transaction with any of our directors, officers or employees or in which any of these individuals has a material interest must be approved by a vote of a majority of our disinterested directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s shares of common stock to file reports of ownership and changes in ownership of our shares of common stock and any other equity securities with the Securities and Exchange Commission and the New York Stock Exchange.  Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2008 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2008 were complied with on a timely basis.

2008 ANNUAL REPORT TO STOCKHOLDERS

We have enclosed along with this Proxy Statement a copy of the Company’s 2008 Annual Report to Stockholders that includes all financial statements and schedules.  We will provide without charge additional copies of the 2008 Annual Report to each person solicited by this Proxy Statement upon request in writing to Brad D. Cohen, Director of Investor Relations, CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018.

BENEFICIAL OWNERS

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single Proxy Statement and Annual Report to that address.  Any such beneficial owner may request a separate copy of this Proxy Statement or the Annual Report by contacting our Corporate Secretary in writing at 1065 Avenue of the Americas, New York, NY 10018, or by telephone at (212) 217-6300.  Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report may request delivery of a single Proxy Statement and Annual Report by contacting our Corporate Secretary as provided in the preceding sentence.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the 2009 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting.  If any other matters properly come before the Meeting or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2010 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention:  Corporate Secretary, by December 29, 2009.  We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies.  A stockholder who wishes to present a proposal at the Company’s 2010 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention:  Corporate Secretary, no earlier than December 29, 2009 and no later than January 28, 2010.

In addition to the timing requirements set forth above, our amended and restated bylaws contain certain additional requirements that a stockholder must meet to nominate one or more persons for election as directors at an annual meeting or to make any other proposal to be acted upon at an annual meeting.

Article II, Section 12 of our amended and restated bylaws allows any stockholder entitled to vote in the election of directors generally to nominate one or more persons for election as directors at an annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered in writing to our Corporate Secretary not later than the 90th day nor more than the 120th day before the anniversary of the date of the first mailing of our proxy statement for the immediately preceding year’s annual meeting, provided that in the event that the date of the mailing of the notice for the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by us.

Because this Proxy Statement was first mailed to our stockholders on April 28, 2009, our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2010 Annual Meeting of Stockholders not later than the close of business on January 28, 2010, and not earlier than the close of business on December 29, 2009.

Each notice of a stockholder proposal must set forth:

•
as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•
as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board.  Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our amended and restated bylaws without charge upon written request to the Corporate Secretary.  We have filed a copy of our amended and restated bylaws as Exhibit 3.4 to our Annual Report on Form 10-K, for the fiscal year ended December 31, 2008.

By Order of the Board,

Paul C. Hughes
Corporate Secretary

April 28, 2009

Annex A

CAPLEASE, INC.
Independence Determination Guidelines

A director is considered independent if the Board makes an affirmative determination that the director has no material relationship with the Company after broadly considering all relevant facts and circumstances. The Board has established the categorical standards set forth below to assist it in making such determinations. A director will not be considered independent if the director:

•
is, or who has been within the last three years, an employee of the Company or any of its subsidiaries, or whose immediate family member is, or has been within the last three years, an executive officer, of the Company or any of its subsidiaries;

•
has received or who has an immediate family member, serving as an executive officer, who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(A) is or whose immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) is a current employee of such a firm; (C) has an immediate family member who is a current employee of such a firm and who personally works on the Company’s audit; or (D) was or whose immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•
is or has been within the last three years, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on that company’s compensation committee;

•
is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company or any of its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year); or

•
is, or within the last three years has been, an executive officer of a charitable organization that receives contributions from the Company or any of its subsidiaries in an amount which, in any single fiscal year, exceeds the greater of $1 million of 2% of such charitable organization’s consolidated gross revenues.

A-1

Annex B

CAPLEASE, INC.

2004 STOCK INCENTIVE PLAN

As Amended and Restated
Effective March 10, 2009

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

-i-

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.26.	Related Entity	5
1.27.	SAR	5
1.28.	Stock Award	5
ARTICLE II	PURPOSES	6
ARTICLE III	ADMINISTRATION	7
ARTICLE IV	ELIGIBILITY	8
ARTICLE V	COMMON STOCK SUBJECT TO PLAN	9
5.01.	Common Stock Issued	9
5.02.	Aggregate Limit	9
5.03.	Reallocation of Shares	9
ARTICLE VI	OPTIONS	10
6.01.	Award	10
6.02.	Option Price	10
6.03.	Maximum Option Period	10
6.04.	Nontransferability	10
6.05.	Transferable Options	10
6.06.	Employee Status	11
6.07.	Exercise	11
6.08.	Payment	11
6.09.	Change in Control	12
6.10.	Shareholder Rights	12
6.11.	Disposition of Shares	12
ARTICLE VII	SARS	13
7.01.	Award	13
7.02.	Maximum SAR Period	13
7.03.	Nontransferability	13
7.04.	Transferable SARs	13
7.05.	Exercise	14

-ii-

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

7.06.	Change in Control	14
7.07.	Employee Status	14
7.08.	Settlement	14
7.09.	Shareholder Rights	15
ARTICLE VIII	STOCK AWARDS	16
8.01.	Award	16
8.02.	Vesting	16
8.03.	Performance Objectives	16
8.04.	Employee Status	16
8.05.	Change in Control	17
8.06.	Shareholder Rights	17
ARTICLE IX	PERFORMANCE SHARE AWARDS	18
9.01.	Award	18
9.02.	Earning the Award	18
9.03.	Payment	18
9.04.	Shareholder Rights	18
9.05.	Nontransferability	19
9.06.	Transferable Performance Shares	19
9.07.	Employee Status	19
9.08.	Change in Control	19
ARTICLE X	INCENTIVE AWARDS	20
10.01.	Award	20
10.02.	Terms and Conditions	20
10.03.	Nontransferability	20
10.04.	Transferable Incentive Awards	20
10.05.	Employee Status	21
10.06.	Change in Control	21
10.07.	Shareholder Rights	21

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CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

-iv-

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE I
DEFINITIONS

1.01.	Acquiring Person

Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing at least fifty percent (50%) of the Company’s then outstanding securities entitled to vote generally in the election of the Board.

1.02.	Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.	Affiliate

Affiliate means any “subsidiary” or “parent” corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.04.	Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

1.05.	Associate

Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.  An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.	Beneficial Ownership, Beneficially Owned and Beneficially Owns

Beneficial Ownership, Beneficially Owned and Beneficially Owns shall have the meanings provided in Exchange Act Rule 13d-3.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.07.	Board

Board means the Board of Directors of the Company.

1.08.	Change in Control

Change in Control means (i) the ownership or acquisition (whether by a merger or otherwise) by any Person (other than a Qualified Affiliate), in a single transaction or a series of related or unrelated transactions, of Beneficial Ownership of more than fifty percent (50%) of the Company’s then outstanding voting securities (the “Outstanding Voting Securities”); (ii) the merger or consolidation of the Company with or into any other Person (other than a Qualified Affiliate), if, immediately following the effectiveness of such merger or consolidation, Persons who did not Beneficially Own Outstanding Voting Securities immediately before the effectiveness of such merger or consolidation directly or indirectly Beneficially Own more than fifty percent (50%) of the outstanding shares of voting stock of the surviving entity of such merger or consolidation (including for such purpose in both the numerator and denominator, shares of voting stock issuable upon the exercise of then outstanding rights (including conversion rights), options or warrants) (“Resulting Voting Securities”), provided that, for purposes of this subsection, if a Person who Beneficially Owned Outstanding Voting Securities immediately before the merger or consolidation Beneficially Owns a greater number of the Resulting Voting Securities immediately after the merger or consolidation than the number the Person received solely as a result of the merger or consolidation, that greater number will be treated as held by a Person who did not Beneficially Own Outstanding Voting Securities before the merger or consolidation, and provided further that such merger or consolidation would also constitute a Change in Control if it would satisfy the foregoing test if rights, options and warrants were not included in the calculation; (iii) any one or a series of related sales or conveyances to any Person or Persons (including a liquidation) other than any one or more Qualified Affiliates of all or substantially all of the assets of the Company; (iv) the complete liquidation or dissolution of the Company; or (v) Continuing Directors cease to be a majority of the members of the Board.

1.09.	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.10.	Committee

Committee means the Compensation Committee of the Board; provided, however, that references in the Plan to the Committee mean the Board during the period before the closing date of the initial public offering of the Common Stock.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.11.	Common Stock

Common Stock means the common shares of beneficial interest of the Company.

1.12.	Company

Company means CapLease, Inc., a Maryland corporation.

1.13.	Continuing Director

Continuing Director means (i) an individual who is a member of the Board on the closing date of the Company’s initial public offering of the Common Stock or (ii) any new director whose appointment by the Board was approved by a majority of the persons who were already Continuing Directors at the time of such appointment, election or approval, other than any individual who assumes office initially as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or as a result of an agreement to avoid or settle such a contest or solicitation.

1.14.	Control Affiliate

Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.15.	Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.16.	Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.17.	Exchange Act

Exchange Act means the Securities Exchange Act of 1934.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.18.	Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange.  If, on any given date, no share of Common Stock is traded on the New York Stock Exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.19.	Incentive Award

Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

1.20.	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.21.	Participant

Participant means an employee of the Company or an Affiliate, a member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

1.22.	Performance Shares

Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.23.	Person

Person shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), including any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company, legal entity of any kind, government, or political subdivision, agency or instrumentality of a government, as well as two or more Persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the Company’s securities.  The term “Person” does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, and any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a “Person”.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.24.	Plan

Plan means the CapLease, Inc. 2004 Stock Incentive Plan.

1.25.	Qualified Affiliate

Qualified Affiliate means (i) any directly or indirectly wholly owned subsidiary of the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any named executive officer (as defined in Item 402 of Regulation S-K under the Securities Act of 1933) of the Company as indicated in its most recent securities filing made before the date of the transaction.  For purposes of this definition, “controlled by” shall mean having possession,  directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.26.	Related Entity

Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.27.	SAR

SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement.  The amount payable, with respect to each share of Common Stock encompassed by the exercise of such SAR, shall not exceed the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.28.	Stock Award

Stock Award means shares of Common Stock awarded to a Participant under Article VIII.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Administrator.  No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

The Plan originally was adopted in connection with the Company’s initial public offering of the Common Stock.  The Plan was amended and restated and such amendments were approved by the Company’s shareholders effective June 14, 2006.  The Plan is further amended and restated as set forth herein, subject to the approval of the Company’s shareholders in accordance with Article XVII.

If the Plan is approved by the Company’s shareholders in accordance with Article XVII, the provisions of the Plan as set forth herein shall govern Stock Awards, Performance Shares, Options, SARs and Incentive Awards granted on or after March 10, 2009.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award.  Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled or (ii) suspend the forfeiture of any award made under this Plan.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance Shares.  All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), any member of the Board and any person or entity that provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01.	Common Stock Issued

Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, as amended and restated herein and since the adoption of the Plan, pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Performance Shares is equal to 5,123,000 shares of Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article XII.  If an SAR is exercised and settled, in whole or in part, by the issuance of Common Stock, the maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be reduced by the number of SARs exercised rather than the number of shares of Common Stock issued in settlement of the SAR exercise.

5.03.	Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan.  If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan.  If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan.  If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VI
OPTIONS

6.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 1,500,000 shares.

6.02.	Option Price

The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Except for an adjustment in accordance with Article XII, an Option may not be repriced (by cancellation, substitution or otherwise), without the approval of the Company’s shareholders.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.	Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

6.06.	Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.	Payment

Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of Common Stock.  If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

6.09.	Change in Control

Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10.	Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.	Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VII
SARS

7.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 1,500,000 shares of Common Stock.  For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award.  In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.	Maximum SAR Period

The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR shall have a term of more than ten years from the date such related Option was granted.  The terms of any Corresponding SAR may provide that it has a term that is less than such maximum period.

7.03.	Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

7.05.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Change in Control

Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.	Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

7.09.	Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VIII
STOCK AWARDS

8.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 1,000,000 shares.

8.02.	Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  Except as otherwise may be permitted or required by this Plan, a Stock Award that is not immediately nonforfeitable and transferable shall be restricted for a period of at least three years or, if the restrictions lapse or expire based on the attainment of objectives stated with respect to performance criteria listed in Section 8.03, the period of restriction shall be at least one year.

8.03.	Performance Objectives

In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, earnings per share, funds from operations, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives,  the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

8.04.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

8.05.	Change in Control

Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.	Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 1,000,000 shares of Common Stock.

9.02.	Earning the Award

The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least three years from the date of the award; provided, however, that the performance measurement period shall be at least one year from the date of the award if the payment pursuant to the Performance Share award is contingent upon the attainment of objectives stated with respect to performance criteria listed in the following sentence.  The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings per share, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.	Payment

In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof.  A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.	Shareholder Rights

No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock.  After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

9.05.	Nontransferability

Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.	Transferable Performance Shares

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.	Employee Status

In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.	Change in Control

Sections 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date.  To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE X
INCENTIVE AWARDS

10.01.	Award

The Administrator shall designate Participants to whom Incentive Awards are made.  All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) five hundred percent (500%) of the Participant’s base salary (prior to any salary reduction or deferral election) as of the date the Incentive Award was granted or (ii) $2,000,000.

10.02.	Terms and Conditions

The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award.  Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award.  The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings per share, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, disability, or retirement.

10.03.	Nontransferability

Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04.	Transferable Incentive Awards

Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

10.05.	Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.06.	Change in Control

The Committee may provide that any Incentive Award shall be earned in its entirety as of a Control Change Date.

10.07.	Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XI
LIMITATION ON BENEFITS

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999.  As provided in this Article XI, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant.  The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”).  Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount.  If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant).  The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XI, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Article XI (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Article XI (“Underpayments”).  If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999.  If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

For purposes of this Article XI, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date.  For purposes of this Article XI, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment.  The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment.  For purposes of this Article XI, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Article XI, the limitations and provisions of this Article XI shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action.  Any determination made under this Article XII by the Board shall be final and conclusive.

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs.

The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XIV
GENERAL PROVISIONS

14.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.	Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XV
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if such approval is required under applicable law or the rules and regulations of the New York Stock Exchange.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding at the time such amendment is made.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XVI
DURATION OF PLAN

No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan more than ten years after the date that the Plan, as amended and restated herein, was adopted by the Board.  Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted on or before that date shall remain valid in accordance with their terms.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XVII
EFFECTIVE DATE OF PLAN

Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan, as amended and restated herein, upon its adoption by the Board; provided that, this Plan, as amended and restated herein, shall not be effective unless this Plan is approved by the unanimous consent of the Company’s shareholders or by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, before the first anniversary of the date that the Plan, as amended and restated herein, was adopted by the Board.

CAPLEASE, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, JUNE 16, 2009
AND PROXY STATEMENT

PROXY

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Paul H. McDowell and Paul C. Hughes, or either of them, as proxy of the undersigned (and if the undersigned is a proxy, substitute proxies), each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of common stock of CapLease, Inc. (the “Company”) which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate office at 1065 Avenue of the Americas, 19th Floor, New York, New York, on Tuesday, June 16, 2009 at 10:00 a.m., local time, and at any adjournment, postponement or continuation thereof.  This proxy is solicited on behalf of the Board of Directors.

When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted FOR the Board of Directors’ nominees, FOR the amendments to the 2004 stock incentive plan and FOR the ratification of our independent registered public accounting firm, and this Proxy authorizes the above-designated Proxies to vote in their sole discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof pursuant to Maryland law and the amended and restated bylaws of the Company and to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side)

If no specification is made, this Proxy will be voted FOR all nominees.

1.           ELECTION OF DIRECTORS.

The Board of Directors recommends a vote FOR all nominees.

Nominees:
Paul H. McDowell
William R. Pollert
Michael E. Gagliardi
Stanley Kreitman
Jeffrey F. Rogatz
Howard A. Silver

FOR ALL NOMINEES  ☐                           WITHHOLD FOR ALL NOMINEES  ☐

WITHHOLD FOR THE FOLLOWING ONLY (In the space provided below, write in the name of the nominee(s) for whom you wish to WITHHOLD)

If no specification is made, this proxy will be voted FOR the amendments to the 2004 stock incentive plan.

2.	APPROVAL OF AMENDMENTS TO THE 2004 STOCK INCENTIVE PLAN.

The Board of Directors recommends a vote FOR this proposal.

  FOR                                         AGAINST                                    ABSTAIN
            ☐            ☐             ☐

If no specification is made, this Proxy will be voted FOR the ratification of McGladrey & Pullen LLP as our independent registered public accounting firm for the year ending December 31, 2009.

3.	RATIFICATION OF MCGLADREY & PULLEN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

The Board of Directors recommends a vote FOR this proposal.

 FOR                                         AGAINST                                    ABSTAIN
            ☐            ☐             ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Please sign exactly as your name(s) appear(s) on this Proxy.  If shares of common stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy.  If shares of common stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary.  Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title.  Please also date this Proxy.

Signature:	Date:

Signature:	Date: